THE ADVISORS' INNER CIRCLE FUND


 THE STERLING CAPITAL FUNDS
 ANNUAL REPORT                                                  OCTOBER 31, 2002


                                           Sterling Capital Small Cap Value Fund
                                                  Sterling Capital Balanced Fund


                                 [LOGO OMITTED]
                                    STERLING
                                  CAPITAL FUNDS
                                  -------------

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Overview of Economic and Market Conditions ..............................  1

Statements of Net Assets

     Small Cap Value Fund ...............................................  7

     Balanced Fund ...................................................... 10

Statements of Operations ................................................ 16

Statements of Changes in Net Assets

     Small Cap Value Fund ............................................... 17

     Balanced Fund ...................................................... 18

Financial Highlights

     Small Cap Value Fund ............................................... 19

     Balanced Fund ...................................................... 20

Notes to Financial Statements ........................................... 21

Independent Auditors' Report ............................................ 27

Trustees and Officers of The Advisors' Inner Circle Fund ................ 28

Notice to Shareholders .................................................. 36

--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

November 2002

To Our Fellow Shareholders:

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

This year was a struggle for the equity markets as macro events and falling confidence combined to become an overwhelming tide against which few could swim. The pressures weighing on the market came from a variety of directions and all had a negative impact. The tension in the world continued to build, including ongoing violence in Israel and Palestine. India and Pakistan, both nuclear powers, moved to the brink of war before pulling back and the war on terrorism continues and shows signs of escalating as the rhetoric surrounding Iraq grows each day.

The integrity of the capital markets was also a major source of concern. Corporate scandals continue to dominate the headlines. Eliot Spitzer, the New York attorney general, focused attention on potential conflicts of interest between investment banking firms and analysts promoting stocks. Arthur Andersen was found guilty of obstruction of justice in the Enron case. The CEO of Tyco was forced to resign amid allegations of tax fraud. WorldCom reported it had improperly classified nearly $9 billion of expenses. Insider trading allegations in ImClone made daily headlines. As a result, confidence in corporate America and Wall Street has taken a beating. As investors evaluated these conditions it was no surprise that stock prices, in general, fell.

While the economy is growing, it appears to be doing so more statistically than viscerally. By that we mean that fourth quarter GDP is estimated to be up approximately 2%, but it sure feels like things are a lot worse. Corporate earnings can be described in a similar vein -- they are up but don't feel like it.

Here at Sterling, we experienced the downdraft of the equity markets. Large cap stocks as represented by the S&P 500 were down more than 15% for the last 12 months. In contrast to previous years, there was very little difference in return between the value and growth styles. Unlike 2001, small cap value stocks were not spared from the drop in stock prices. The Russell 2000 Value Index was down 2.5% during the last twelve months.

STERLING CAPITAL SMALL CAP VALUE FUND

The Sterling Capital Small Cap Value Fund returned -10.3% for the year ended October 31, 2002 compared to the Russell 2000 Value Index return of -2.5%. While we are disappointed with the underperformance, we see some encouraging facts and outstanding opportunities. We base our optimism on two factors: the attribution

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

work we perform quarterly on the portfolio and the absolute valuation levels of the companies we own.

Attribution measures how we have produced our results relative to the market in general. In broad terms it allows us to break down our decision making into two areas, stock selection and sector selection. Stock selection measures how each of our individual stocks has performed relative to other stocks in that company's peer group. In essence, how have our bank stocks performed relative to other bank stocks, our plastics companies relative to other plastics companies. Sector selection measures how well we have allocated your portfolio among various economic sectors. For example, do we own more bank stocks than the overall benchmark when bank stocks outperform the benchmark?

We believe that over time we will outperform both the benchmark and our peer group because of our skill in stock selection. Our process is to construct a portfolio from "the bottom up". This means we spend virtually all of our time analyzing companies and very little time trying to determine when a particular industry or sector is set to outperform the market. This means that over time we expect that our excess return will come from stock selection and not sector selection.

Our sector, or industry, exposure has been the headwind we have fought this year. The Portfolio has been underweighted in defensive sectors such as Financial Services and Utilities. As has been the case for several quarters, the defensive sectors of Financial Services and Utilities significantly outperformed the rest of the market. For the quarter these two sectors were up an average of 12.3% while the remainder of the market was down a combined 5.3%. While we are continuing to search for attractively valued companies in these sectors, we remain quite underweighted and this has hurt our performance. We continue to believe that over time sector selection will be a neutral factor in our process. This leaves us with a conviction that when the market turns your portfolio will show significant outperformance.

Our second major reason for optimism is the incredibly low level of absolute value at which a number of small cap stocks are now selling. The dramatic decline in the equity markets has created values that have not been seen in decades. In some cases these extreme valuation levels are virtually dependent on the economy slipping into a depression. Anything short of significant economic deterioration will certainly yield dramatically higher stock prices. From a broad perspective, evidence of this compelling valuation can be measured by the aggregate upside now embedded in Sterling Capital Small Cap Value Portfolio. Based on our cash flow modeling for

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

each portfolio company, the portfolio now reflects an average upside appreciation of more than 60%. The magnitude of appreciation potential is more than double that which has typically existed within the portfolio over the last six years.

STERLING CAPITAL BALANCED FUND

The Sterling Capital Balanced Fund had a total return of -6.7% for the twelve months ended 10/31/02, slightly outperforming the Balanced Index (60% S&P/Barra Value/40% Lehman Government/Corporate Index) which had a total return of -7.1% during the same period.

LARGE CAP VALUE EQUITIES

While the large cap value portion of the portfolio had poor absolute returns, the relative performance was good compared to the S&P/Barra Value Index. Within the S&P/Barra Index, Health Care was the only sector up this year while six of the ten sectors were down more than 10%. Your portfolio outperformed the Index primarily due to better stock performance in the financial sector which represents about 33% of the portfolio. While the Technology and Communication Services sectors were down over 30%, stocks in your portfolio performed better than the Index. We have focused on companies with good financial health. Listed below are several stocks that contributed to relative performance:

      STOCK                                 SECTOR                   % RETURN
      -----                                 ------                   --------
      Wells Fargo & Co                     Financial                    30.7%
      Allstate Corp                        Financial                    29.7%
      Wachovia Corp                        Financial                    25.2%
      Compaq Computer Corp                Technology                    26.3%
      Unisys Corp                         Technology                   -2.24%
      Alltel Corp                   Communication Services             -10.7%
      AT&T Corp                     Communication Services             -13.5%

FIXED INCOME

The bright spot in the portfolio during the last twelve months has been the fixed income portfolio. Rapidly fading hopes for a strong and sustainable economic recovery were the primary catalyst for a big rally in the fixed income markets that pushed yields down to levels not seen in forty years. While being the primary catalyst, economic concerns were not the only thing to impact the bond market. The worst twelve months for the stock market in years, ongoing disillusionment in corporate credibility, and escalating war talk from the White House all added to investors' search for a

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

safe haven. Bonds, especially Treasury securities, were the beneficiaries. The fixed income portion of the portfolio has performed well this year relative to the Lehman Government/Credit Index. Performance was driven primarily by our sector and security selection and importantly, credit analysis. We have avoided declining corporate credits and benefited from our investments in mortgage securities.

We appreciate your continued confidence in Sterling.

Sincerely,


STERLING CAPITAL MANAGEMENT, LLC


        ALL PERFORMANCE PRESENTED IN THIS REPORT IS HISTORICAL AND SHOULD
        NOT BE CONSTRUED AS A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT
           RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE
        SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
            LESS THAN THEIR ORIGINAL COST. A PORTFOLIO'S PERFORMANCE
          ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

             THERE ARE NO ASSURANCES THAT A PORTFOLIO WILL MEET ITS
                               STATED OBJECTIVES.

A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                            SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Sterling Capital Small Cap Value Fund versus the Russell 2000 Value.(1)

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
                      Sterling Capital Small           Russell 2000
                              Cap Value Fund            Value Index
1/2/97                                10,000                 10,000
Oct 97                                13,734                 12,609
Oct 98                                12,350                 11,640
Oct 99                                13,464                 11,723
Oct 00                                15,856                 13,751
Oct 01                                16,918                 14,955
Oct 02                                15,169                 14,576

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                           Annualized       Annualized    Annualized
              One Year         3 Year           5 Year  Inception to
                Return         Return           Return         Date*
--------------------------------------------------------------------------------
               -10.34%          4.06%            2.01%         7.41%
--------------------------------------------------------------------------------

  * Fund commenced operations on 1/2/97. Index comparisons begin on 12/31/96.

 ** These figures represent past performance. Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Russell 2000 Value Index contains those Russell 2000 securities, which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs. Previously, the Fund's return had been compared to the Russell 2000 Index, but the Adviser believes the Russell 2000 Value Index is better suited for measuring the performance of value oriented funds such as the Small Cap Value Fund. The previous index, the Russell 2000 Index, is comprised of the smallest 2000 companies out of the 3000 largest U.S. companies.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S
         RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD
   HAVE BEEN LOWER. A DIRECT INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                                   BALANCED FUND
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Sterling Capital Balanced Fund versus the S&P 500/BARRA Value Index(1), the S&P 500
Composite Index(1), the Lehman U.S. Aggregate Index(2) and the Lehman U.S. Gov't/Credit Index.(2)

[LINE GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
         Sterling Capital     S&P 500   Lehman U.S.       S&P 500/   Lehman U.S.
                 Balanced   Composite     Aggregate    BARRA Value  Gov't/Credit
                     Fund       Index         Index          Index         Index
10/31/92           10,000      10,000        10,000         10,000        10,000
10/93              11,223      11,488        11,187         12,416        11,366
10/94              11,297      11,931        10,776         12,688        10,839
10/95              12,905      15,083        12,463         15,610        12,590
10/96              14,907      18,714        13,190         19,452        13,269
10/97              18,274      24,722        14,366         25,229        14,438
10/98              19,476      30,161        15,705         28,190        15,920
10/99              20,473      37,903        15,788         33,550        15,815
10/00              21,554      40,211        16,941         36,797        16,940
10/01              20,132      30,198        19,407         30,023        19,535
10/02              18,781      25,635        20,550         25,285        20,606

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                           Annualized      Annualized   Annualized    Annualized
              One Year         3 Year          5 Year      10 Year  Inception to
                Return         Return          Return       Return         Date*
--------------------------------------------------------------------------------
                -6.71%         -2.83%           0.55%        6.50%         6.73%
--------------------------------------------------------------------------------

  * Fund commenced operations on 3/15/91. Index comparisons begin on 10/31/91.

 ** These figures represent past performance. Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The S&P 500/BARRA Value Index is a widely-recognized, capitalization weighted index of companies in the S&P 500 with lower book-to-price ratios. The index is unmanaged and does not reflect any transaction costs. Previously, the Fund's returns had been compared to the S&P 500 Composite Index, but the Adviser believes the S&P 500/BARRA Value Index is better suited for measuring the performance of value-oriented funds, such as the Balanced Fund. The previous index, the S&P 500 Composite Index, is a widely-recognized, market capitalization weighted (higher market capitalization stocks have more influence than lower market capitalization stocks) growth oriented index of 500 stocks designed to mimic the overall equity market's industry weightings.

(2) The Lehman U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Effective November 1, 2002, the Fund will change its benchmark from the Lehman U.S. Government/Credit Index to the Lehman U.S. Aggregate Index. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy. The Lehman U.S. Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S
         RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD
   HAVE BEEN LOWER. A DIRECT INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2002
--------------------------------------------------------------------------------
 COMMON STOCK -- 100.1%
                                                                      MARKET
                                                         SHARES        VALUE
                                                        --------  -----------
CONSUMER DISCRETIONARY -- 25.2%
   Bowne ..............................................  242,900  $ 2,429,000
   Callaway Golf ......................................  352,850    4,318,884
   Footstar* ..........................................  227,300    1,650,198
   Gaylord Entertainment* .............................  236,900    4,186,023
   Hollinger International ............................  533,474    5,201,371
   Kellwood ...........................................   82,550    1,927,542
   Pittston Brink's Group .............................  232,175    4,915,145
   ProQuest Company* ..................................   57,500    1,113,775
   Speedway Motorsports ...............................  304,850    7,352,982
   Wallace Computer Services ..........................  329,300    6,029,483
   Zale* ..............................................  109,000    3,182,800
                                                                 ------------
                                                                   42,307,203
                                                                 ------------
CONSUMER STAPLES -- 7.9%
   American Greetings, Cl A* ..........................  444,550    6,686,032
   Blyth ..............................................  231,050    6,515,610
                                                                 ------------
                                                                   13,201,642
                                                                 ------------
ENERGY -- 1.3%
   Forest Oil* ........................................   85,300    2,128,235
                                                                 ------------
FINANCIALS -- 17.6%
   Avatar Holdings* ...................................  106,950    2,376,429
   Bank of Hawaii .....................................  235,025    6,961,440
   Commercial Federal .................................  202,575    4,709,869
   First Financial Bancorp ............................   64,025    1,169,096
   Phoenix ............................................  350,425    3,171,346
   RH Donnelley* ......................................   54,450    1,317,146
   Silicon Valley Bancshares* .........................   78,050    1,466,560
   Stewart Information Services* ......................  133,985    2,780,189
   Waddell & Reed Financial, Cl A .....................  320,190    5,603,325
                                                                 ------------
                                                                   29,555,400
                                                                 ------------
HEALTH CARE -- 6.9%
   Edwards LifeSciences* ..............................  107,125    2,752,041
   Haemonetics* .......................................  291,750    6,188,018
   VISX* ..............................................  328,200    2,661,702
                                                                 ------------
                                                                   11,601,761
                                                                 ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2002
--------------------------------------------------------------------------------
 COMMON STOCK -- (continued)
                                                                      MARKET
                                                         SHARES        VALUE
                                                        --------  -----------
INFORMATION TECHNOLOGY -- 3.9%
   CSG Systems International* .........................  220,800  $ 2,843,683
   Earthlink* .........................................  613,800    3,750,318
                                                                 ------------
                                                                    6,594,001
                                                                 ------------
MATERIALS & PROCESSING -- 24.4%
   Acuity Brands ......................................  424,350    5,087,956
   Brady, Cl A ........................................  157,530    5,196,915
   Cytec Industries* ..................................  265,325    6,423,518
   Delta & Pine Land ..................................  289,000    5,540,130
   Millennium Chemicals ...............................  397,700    3,686,679
   National Service Industries ........................   54,537      347,401
   Paxar* .............................................  146,850    2,117,577
   Rayonier ...........................................  121,375    5,119,597
   SPS Technologies* ..................................   47,875    1,163,363
   Texas Industries ...................................  132,275    3,207,669
   Tredegar ...........................................  163,200    2,105,280
   Unifi* .............................................  159,975      883,062
                                                                 ------------
                                                                   40,879,147
                                                                 ------------
OTHER -- 2.4%
   Crane ..............................................  217,025    3,986,749
                                                                 ------------
PRODUCER DURABLES -- 0.9%
   JLG Industries .....................................  187,125    1,487,644
                                                                 ------------
TECHNOLOGY -- 9.6%
   Andrew* ............................................  228,675    1,966,605
   Axcelis Technologies* ..............................  402,250    2,164,105
   Belden .............................................  148,150    2,051,877
   CommScope* .........................................  222,650    1,747,802
   Concerto Software* .................................  141,175      904,932
   Dendrite International* ............................  515,750    3,182,177
   Dionex* ............................................   92,075    2,836,831
   Fairchild Semiconductor International, Cl A* .......   19,725      234,728
   Progress Software* .................................   80,000      998,400
                                                                 ------------
                                                                   16,087,457
                                                                 ------------
   TOTAL COMMON STOCK
      (Cost $204,052,413) .............................           167,829,239
                                                                 ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2002
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.9%
                                                            FACE        MARKET
                                                           AMOUNT        VALUE
                                                          --------  ----------
REPURCHASE AGREEMENT -- 0.9%
   JP Morgan Chase, 1.810%, dated 10/31/02,
      due 11/01/02 to be repurchased at $1,521,725,
      (collateralized by U.S. Government Obligations
      valued at $1,555,644) ...........................$1,521,650  $  1,521,650
                                                                   ------------
   TOTAL SHORT-TERM INVESTMENT
      (Cost $1,521,650) ...............................               1,521,650
                                                                   ------------
   TOTAL INVESTMENTS -- 101.0%
      (Cost $205,574,063) .............................             169,350,889
                                                                   ------------
 OTHER ASSETS AND LIABILITIES -- (1.0%)
   Payable for Administration Fees ....................                 (20,961)
   Payable for Investment Advisory Fees ...............                 (72,309)
   Other Assets and Liabilities, Net ..................              (1,559,847)
                                                                   ------------
   TOTAL OTHER ASSETS AND LIABILITIES, NET ............              (1,653,117)
                                                                   ------------
 NET ASSETS CONSIST OF:
   Portfolio Shares of Institutional Class
      (unlimited authorization-- no par value) based
      on 14,269,700 outstanding shares of beneficial interest       202,943,662
   Accumulated net realized gain on investments .......                 977,284
   Net unrealized depreciation on investments .........             (36,223,174)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% .........................            $167,697,772
                                                                   ============
   Net Asset Value, Offering and Redemption Price Per Share        $      11.75
                                                                   ============
  *  NON-INCOME PRODUCING SECURITY.

 CL  CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
 COMMON STOCK -- 61.7%
                                                                       MARKET
                                                          SHARES        VALUE
                                                         --------  ----------
CONSUMER DISCRETIONARY -- 6.0%
   AOL Time Warner* ....................................   21,150 $    311,962
   Black & Decker ......................................    6,150      287,574
   Comcast, Cl A* ......................................   10,800      248,508
   Fortune Brands ......................................    2,575      128,905
   Marriott International, Cl A ........................   12,825      396,677
   Sears Roebuck .......................................    9,050      237,653
   Toys 'R' Us* ........................................   16,275      162,587
   Walt Disney .........................................   12,250      204,575
                                                                  ------------
                                                                     1,978,441
                                                                  ------------
CONSUMER STAPLES -- 2.2%
   Philip Morris .......................................    4,175      170,131
   Viacom, Cl B* .......................................   12,075      538,666
                                                                  ------------
                                                                       708,797
                                                                  ------------
ENERGY -- 8.1%
   ChevronTexaco .......................................    6,490      438,919
   Exxon Mobil .........................................   24,095      811,038
   Marathon Oil ........................................   21,200      443,080
   Royal Dutch Petroleum, NY Shares ....................   15,975      683,410
   Schlumberger ........................................    6,500      260,715
                                                                  ------------
                                                                     2,637,162
                                                                  ------------
FINANCIALS -- 22.4%
   Allstate ............................................    7,700      306,306
   American International Group ........................   13,150      822,532
   Bank of America .....................................    6,940      484,412
   Bank One ............................................   16,900      651,833
   Citigroup ...........................................   17,616      650,911
   Franklin Resources ..................................    8,225      271,343
   Freddie Mac .........................................    7,400      455,692
   JP Morgan Chase .....................................   20,666      428,820
   Keycorp .............................................   33,750      824,513
   Metlife .............................................   12,075      288,351
   Morgan Stanley ......................................    9,050      352,226
   Safeco ..............................................   12,075      429,387
   Travelers Property Casualty, Cl A* ..................      722        9,639
   Travelers Property Casualty, Cl B* ..................    1,483       20,050
   Wachovia ............................................   20,675      719,283
   Wells Fargo .........................................   12,075      609,425
                                                                  ------------
                                                                     7,324,723
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
 COMMON STOCK -- (continued)
                                                                       MARKET
                                                          SHARES        VALUE
                                                         --------  ----------
HEALTH CARE -- 1.1%
   Abbott Laboratories .................................    6,125 $    256,454
   Baxter International ................................    3,900       97,578
                                                                  ------------
                                                                       354,032
                                                                  ------------
INDUSTRIALS -- 5.9%
   Boeing ..............................................   17,850      531,037
   First Data ..........................................    6,625      231,477
   Honeywell International .............................    8,025      192,119
   Illinois Tool Works .................................    5,300      325,420
   Norfolk Southern ....................................   24,150      487,830
   Thomas & Betts* .....................................    9,900      163,944
                                                                  ------------
                                                                     1,931,827
                                                                  ------------
INFORMATION TECHNOLOGY -- 3.7%
   ADC Telecommunications* .............................   80,375      126,992
   Applied Materials* ..................................   12,250      184,117
   Applied Micro Circuits* .............................   33,575      130,942
   Hewlett Packard .....................................    8,016      126,653
   International Business Machines .....................    3,425      270,370
   JDS Uniphase* .......................................   25,275       56,894
   National Semiconductor* .............................    9,200      122,176
   Unisys* .............................................   21,050      183,767
                                                                  ------------
                                                                     1,201,911
                                                                  ------------
MATERIALS -- 3.0%
   Alcoa ...............................................    7,750      170,965
   Dover ...............................................    3,350       84,018
   Georgia-Pacific .....................................    3,500       42,700
   Hercules* ...........................................    4,500       43,200
   Praxair .............................................   10,025      546,362
   Weyerhaeuser ........................................    2,175       98,528
                                                                  ------------
                                                                       985,773
                                                                  ------------
TELECOMMUNICATION SERVICES -- 5.6%
   Alltel ..............................................    7,525      374,068
   AT&T ................................................   33,175      432,602
   Citizens Communications* ............................    9,000       74,880
   SBC Communications ..................................   20,910      536,550
   Verizon Communications ..............................   10,650      402,144
                                                                  ------------
                                                                     1,820,244
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
 COMMON STOCK -- (continued)
                                                                       MARKET
                                                          SHARES        VALUE
                                                         --------  ----------
UTILITIES -- 3.7%
   Duke Energy .........................................   14,950 $    306,326
   Exelon ..............................................   18,240      919,296
                                                                  ------------
                                                                     1,225,622
                                                                  ------------
   TOTAL COMMON STOCK
      (Cost $23,968,813) ...............................            20,168,532
                                                                  ------------
U.S. GOVERNMENT & AGENCY SECURITIES -- 8.4%

                                                          FACE
                                                         AMOUNT
                                                         ------
FNMA -- 8.4%
      6.500%, 11/01/26 .................................$ 521,265      544,314
      6.000%, 11/01/16 .................................  708,191      737,838
      5.500%, 10/01/17 .................................  700,000      723,308
      4.375%, 09/15/12 .................................  750,000      738,310
                                                                  ------------
                                                                     2,743,770
                                                                  ------------
   TOTAL U.S. GOVERNMENT & Agency Securities
      (Cost $2,734,254) ................................             2,743,770
                                                                  ------------
CORPORATE BONDS -- 9.5%

DIVERSIFIED FINANCIAL SERVICES -- 1.3%
   General Electric Capital, Ser A, MTN*
      6.000%, 06/15/12 .................................  415,000      440,844
                                                                  ------------
FINANCIALS -- 4.6%
   Countrywide Home Loans, MTN
      5.625%, 05/15/07 .................................  510,000      533,881
   General Motors Acceptance Corporation
      8.000%, 11/01/31 .................................  235,000      209,826
      6.875%, 08/28/12 .................................  420,000      380,104
   International Business Machines
      4.250%, 09/15/09 .................................  380,000      377,052
                                                                  ------------
                                                                     1,500,863
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
CORPORATE BONDS -- (continued)
                                                           FACE        MARKET
                                                         AMOUNTS        VALUE
                                                         --------  ----------
HOME CONSTRUCTION -- 1.3%
   Centex
      7.500%, 01/15/12 .................................$ 380,000 $    410,582
                                                                  ------------
INDUSTRIALS -- 1.0%
   Lockheed Martin
      8.200%, 12/01/09 .................................  280,000      339,150
                                                                  ------------
INTEGRATED ENERGY -- 0.5%
   ChevronTexaco Capital
      3.500%, 09/17/07 .................................  150,000      151,738
                                                                  ------------
RETAIL -- 0.8%
   Target
      5.875%, 03/01/12 .................................  255,000      273,210
                                                                  ------------
   TOTAL CORPORATE BONDS
      (Cost $3,167,227) ................................             3,116,387
                                                                  ------------
 HOME EQUITY LOANS -- 1.9%
   Centex Home Equity, Ser 2000-C, Cl A4
      7.720%, 05/25/29 .................................  350,000      380,187
   Residential Asset Mortgage Products, Ser 2002-RS5,
      Cl AI2
      3.202%, 03/25/22 .................................  250,000      250,557
                                                                  ------------
   TOTAL HOME EQUITY LOANS
      (Cost $625,046) ..................................               630,744
                                                                  ------------
 MUNICIPAL BOND -- 2.1%
   State of Virginia, GO Unlimited
      4.000%, 06/01/05 .................................  640,000      672,000
                                                                  ------------
   TOTAL MUNICIPAL BOND
      (Cost $675,038) ..................................               672,000
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.9%
                                                           FACE        MARKET
                                                         AMOUNTS        VALUE
                                                         --------  ----------
U.S. TREASURY BOND -- 1.0%
      5.500%, 08/15/28 .................................$ 325,000 $    340,907
U.S. TREASURY NOTES -- 7.9%
      6.750%, 05/15/05 .................................  350,000      391,562
      4.750%, 11/15/08 .................................  250,000      271,543
      4.375%, 05/15/07 .................................  750,000      803,990
      3.250%, 08/15/07 .................................  740,000      757,026
      2.125%, 10/31/04 .................................  340,000      343,002
                                                                  ------------
                                                                     2,567,123
                                                                  ------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $2,912,076) ................................             2,908,030
                                                                  ------------
SHORT-TERM INVESTMENT -- 9.2%

REPURCHASE AGREEMENT -- 9.2%
   JP Morgan Chase, 1.810%, dated 10/31/02,
      due 11/01/02 to be repurchased at $3,011,701,
      (collateralized by U.S. Government Obligations
      valued at $3,075,348) ............................3,011,552     3,011,552
                                                                   ------------
   TOTAL SHORT-TERM INVESTMENT
      (Cost $3,011,552) ................................              3,011,552
                                                                   ------------
   TOTAL INVESTMENTS -- 101.7%
      (Cost $37,094,006) ...............................             33,251,015
                                                                   ------------
 OTHER ASSETS AND LIABILITIES -- (1.7%)
   Payable for Administration Fees .....................                 (4,078)
   Payable for Investment Advisory Fees ................                (20,388)
   Other Assets and Liabilities, Net ...................               (535,506)
                                                                   ------------
   TOTAL OTHER ASSETS AND LIABILITIES, NET .............               (559,972)
                                                                   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
                                                                       MARKET
                                                                        VALUE
                                                                   ----------
   Paid in Capital -- Institutional Class
      (unlimited authorization -- no par value) based
      on 3,590,258 outstanding shares of beneficial interest        $36,864,853
   Undistributed net investment income .................                 12,557
   Accumulated net realized loss on investments ........               (343,376)
   Net unrealized depreciation on investments ..........             (3,842,991)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% ..........................            $32,691,043
                                                                    ===========
   Net Asset Value, Offering and Redemption Price Per Share         $      9.11
                                                                    ===========
     * NON-INCOME PRODUCING SECURITY.

    CL CLASS

  FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION

    GO GENERAL OBLIGATION

   MTN MEDIUM TERM NOTE

   SER SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                          SMALL CAP
                                            VALUE          BALANCED
                                            FUND             FUND
                                          ----------       --------
INVESTMENT INCOME
Dividend Income .......................  $  1,889,025    $   462,456
Interest Income .......................        73,767        812,248
Less: Foreign Taxes Withheld ..........        (3,171)        (4,281)
                                         ------------    -----------
   TOTAL INVESTMENT INCOME ............     1,959,621      1,270,423
                                         ------------    -----------
EXPENSES
Investment Advisory Fees ..............     1,666,232        294,738
Administrative Fees ...................       248,587         60,949
Transfer Agent Fees ...................       168,590         29,016
Professional Fees .....................        38,132          7,587
Custodian Fees ........................        18,032          5,355
Printing Fees .........................        28,022          3,526
Registration Fees .....................        10,138             --
Trustees' Fees ........................         9,444            449
Other Expenses ........................         1,936             --
                                         ------------    -----------
TOTAL EXPENSES ........................     2,189,113        401,620
Less:
Waiver of Investment Advisory Fees ....      (108,509)            --
                                         ------------    -----------
TOTAL NET EXPENSES ....................     2,080,604        401,620
                                         ------------    -----------
NET INVESTMENT INCOME (LOSS) ..........      (120,983)       868,803
                                         ------------    -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS     1,222,648        (11,404)
NET CHANGE IN UNREALIZED DEPRECIATION
   ON INVESTMENTS .....................   (30,113,267)    (3,271,602)
                                         ------------    -----------
NET LOSS ON INVESTMENTS ...............   (28,890,619)    (3,283,006)
                                         ------------    -----------
   NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ...............  $(29,011,602)   $(2,414,203)
                                         ============    ===========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

STATEMENT OF CHANGES IN NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                                       YEAR            YEAR
                                                       ENDED          ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       2002            2001
                                                   ------------   -------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss) ................ $   (120,983)     $    317,999
   Net Realized Gain ...........................    1,222,648         7,665,324
   Net Change in Unrealized Depreciation .......  (30,113,267)       (6,463,148)
                                                 ------------      ------------
   Net Increase (Decrease) in Net
     Assets Resulting
     from Operations ...........................  (29,011,602)        1,520,175
                                                 ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income .......................      (20,457)         (425,609)
   Realized Capital Gains ......................   (7,421,468)       (6,851,460)
                                                 ------------      ------------
   Total Distributions .........................   (7,441,925)       (7,277,069)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Issued .................  146,538,631        63,238,961
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ........................    7,093,651         6,853,795
   Cost of Shares Redeemed .....................  (59,502,967)      (15,232,207)
                                                 ------------      ------------
     Increase in Net Assets from
         Capital Share Transactions ............   94,129,315        54,860,549
                                                 ------------      ------------
     Total Increase in Net Assets ..............   57,675,788        49,103,655
NET ASSETS:
   Beginning of Period .........................  110,021,984        60,918,329
                                                 ------------      ------------
   End of Period ............................... $167,697,772      $110,021,984
                                                 ============      ============
SHARES ISSUED AND REDEEMED:
Issued .........................................   10,132,907         4,206,133
In Lieu of Cash Distributions ..................      513,943           501,453
Redeemed .......................................   (4,235,633)       (1,008,080)
                                                 ------------      ------------
NET INCREASE IN SHARES .........................    6,411,217         3,699,506
                                                 ============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND
--------------------------------------------------------------------------------
                                                       YEAR            YEAR
                                                       ENDED          ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       2002            2001
                                                   ------------   -------------
INVESTMENT ACTIVITIES:
   Net Investment Income ....................... $    868,803      $ 1,042,294
   Net Realized Loss ...........................      (11,404)         (66,765)
   Net Change in Unrealized Depreciation .......   (3,271,602)      (4,027,650)
                                                 ------------      -----------
   Net Decrease in Net Assets Resulting
     from Operations ...........................   (2,414,203)      (3,052,121)
                                                 ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income .......................     (926,901)      (1,104,839)
   Realized Capital Gains ......................      (92,212)      (1,013,798)
                                                 ------------      -----------
   Total Distributions .........................   (1,019,113)      (2,118,637)
                                                 ------------      -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Issued .................    7,706,486        9,633,425
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ........................      996,454        2,077,029
   Cost of Shares Redeemed .....................  (15,229,149)     (13,392,435)
                                                 ------------      -----------
     Decrease in Net Assets from
         Capital Share Transactions ............   (6,526,209)      (1,681,981)
                                                 ------------      -----------
     Total Decrease in Net Assets ..............   (9,959,525)      (6,852,739)
NET ASSETS:
   Beginning of Period .........................   42,650,568       49,503,307
                                                 ------------      -----------
   End of Period ............................... $ 32,691,043      $42,650,568
                                                 ============      ===========
SHARES ISSUED AND REDEEMED:
Issued .........................................      782,202          967,522
In Lieu of Cash Distributions ..................      101,498          194,322
Redeemed .......................................   (1,549,833)      (1,309,915)
                                                 ------------      -----------
NET DECREASE IN SHARES .........................     (666,133)        (148,071)
                                                 ============      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEARS ENDED OCTOBER 31,
                                        ---------------------------------------------------
                                           2002       2001(1)     2000     1999      1998
                                        --------    ----------  -------  -------   --------
Net Asset Value,
   Beginning of Period .................$    14.00  $    14.65  $ 12.88  $ 11.93   $  13.72
                                        ----------  ----------  -------  -------   --------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income (Loss) ........     (0.01)       0.09     0.06     0.03         --
   Net Realized and
     Unrealized Gain (Loss) ............     (1.30)       0.85     2.16     1.04      (1.35)
                                        ----------  ----------  -------  -------   --------
   Total from Investment
     Operations ........................     (1.31)       0.94     2.22     1.07      (1.35)
                                        ----------  ----------  -------  -------   --------
Distributions:
   Net Investment Income ...............       --        (0.08)   (0.07)   (0.02)        --
   Net Realized Capital Gains ..........     (0.94)      (1.51)   (0.38)   (0.10)     (0.44)
                                        ----------  ----------  -------  -------   --------
     Total Distributions ...............     (0.94)      (1.59)   (0.45)   (0.12)     (0.44)
                                        ----------  ----------  -------  -------   --------
Net Asset Value,
   End of Period .......................$    11.75$      14.00  $ 14.65  $ 12.88   $  11.93
                                        ==========  ==========  =======  =======   ========
TOTAL RETURN+ ..........................    (10.34)%      6.70%   17.77%    9.02%    (10.08)%
                                        ==========  ==========  =======  =======   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000) ........$  167,698    $110,022  $60,918  $44,103   $ 35,231
Ratio of Expenses to
   Average Net Assets ..................      1.25%*      1.25%**  1.26%    1.25%      1.25%
Ratio of Net Investment
   Income to Average Net Assets ........     (0.07)%*     0.33%**  0.42%    0.22%      0.01%
Portfolio Turnover Rate ................        24%         62%      98%      50%        70%

  * WITHOUT   WAIVERS   THESE   RATIOS  WOULD  HAVE  BEEN  1.31%  AND  (0.13)%,
    RESPECTIVELY.
 ** WITHOUT WAIVERS THESE RATIOS WOULD HAVE BEEN 1.37% AND 0.21%,
    RESPECTIVELY.
  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 1) THE  INFORMATION  SET FORTH IN THIS  TABLE FOR THE  PERIODS  PRIOR TO
    MARCH 16, 2001, IS THE FINANCIAL DATA OF THE SMALL CAP VALUE FUND, A SERIES OF THE UAM FUNDS. SEE NOTE 1 IN NOTES TO THE FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
STERLING CAPITAL FUNDS
BALANCED FUND
--------------------------------------------------------------------------------

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEARS ENDED OCTOBER 31,
                                        ---------------------------------------------------
                                           2002       2001(1)     2000     1999      1998
                                        --------    ----------  -------  -------   --------
Net Asset Value,
   Beginning of Period .................  $ 10.02    $ 11.24    $ 12.13   $ 12.81   $ 13.91
                                          -------    -------    -------   -------   -------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income ...............     0.23       0.25       0.33      0.34      0.33
   Net Realized and
     Unrealized Gain (Loss) ............    (0.89)     (0.96)      0.21      0.28      0.52
                                          -------    -------    -------   -------   -------
   Total from Investment
     Operations ........................    (0.66)     (0.71)      0.54      0.62      0.85
                                          -------    -------    -------   -------   -------
Distributions:
   Net Investment Income ...............    (0.23)     (0.27)     (0.35)    (0.32)    (0.34)
   Net Realized Capital Gains ..........    (0.02)     (0.24)     (1.08)    (0.98)    (1.61)
                                          -------    -------    -------   -------   -------
     Total Distributions ...............    (0.25)     (0.51)     (1.43)    (1.30)    (1.95)
                                          -------    -------    -------   -------   -------
Net Asset Value,
   End of Period .......................  $  9.11    $ 10.02    $ 11.24   $ 12.13   $ 12.81
                                          =======    =======    =======   =======   =======
TOTAL RETURN+ ..........................    (6.71)%    (6.60)%     5.28%     5.12%     6.58%
                                          =======    =======    =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000) ........  $32,691    $42,651    $49,503   $61,905   $78,544
Ratio of Expenses to
   Average Net Assets ..................     1.02%      1.11%*     1.12%     1.11%     1.11%
Ratio of Net Investment
   Income to Average Net Assets ........     2.21%      2.30%*     2.88%     2.55%     2.46%
Portfolio Turnover Rate ................      125%(2)     86%       121%++     82%       82%

*   WITHOUT   WAIVERS   THESE  RATIOS  WOULD  HAVE  BEEN  1.27%  AND  2.14%,
    RESPECTIVELY.
+   TOTAL  RETURN  IS FOR THE PERIOD  INDICATED  AND HAS NOT  BEEN ANNUALIZED.
++  THE PORTFOLIO TURNOVER RATE WAS HIGHER THAN NORMALLY ANTICIPATED
    DUE TO INCREASED SHAREHOLDER ACTIVITY WITHIN THE FUND.
(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO MARCH 16, 2001, IS THE FINANCIAL DATA OF THE BALANCED FUND, A SERIES OF THE UAM FUNDS. SEE NOTE 1 IN THE NOTES TO THE FINANCIAL STATEMENTS.
(2) (UNAUDITED) THE TURNOVER IN THE BALANCED FUND ROSE DURING THE LAST SIX MONTHS PRIMARILY DUE TO THE ACTIVE NATURE OF THE FIXED INCOME MANAGEMENT. IN 2002, THE CREDIT MARKETS WERE EXTREMELY VOLATILE DUE TO THE NEGATIVE PUBLICITY ASSOCIATED WITH CORPORATE ACCOUNTING SCANDALS. DURING THIS VOLATILE PERIOD, WE BELIEVED THAT IT WAS VERY IMPORTANT TO PURGE ANY NAMES FROM OUR PORTFOLIOS THAT COULD BE POSSIBLY TAINTED BY ANY NEGATIVE PUBLICITY.

    IN ADDITION WE HAVE BEEN IN THE PROCESS OF SHIFTING OUR YIELD CURVE POSITION FROM A BULLET STRUCTURE TO MORE OF A BARBELL. THIS STRATEGY WILL BE GRADUALLY IMPLEMENTED BUT ALSO INVOLVES INCREASED ACTIVITY IN THE ACCOUNT. WE BELIEVE THAT THE YIELD CURVE WILL FLATTEN IN 2003 AND WE ARE WORKING TO POSITION THE FUND TO TAKE ADVANTAGE OF THIS MOVE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty funds. The financial statements herein are those of the Sterling Capital Funds (the "Funds"). The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

On February 23, 2001, the shareholders of the UAM Sterling Partners' Balanced Fund and the Sterling Partners' Small Cap Value Fund (the "UAM Portfolios") voted to approve a tax-free reorganization of the UAM Portfolios through a transfer of all assets and liabilities to The Advisors' Inner Circle Funds Sterling Capital Balanced Fund and Sterling Capital Small Cap Value Fund. The reorganization took place on March 16, 2001.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available (of which there are none as of October 31, 2002) are valued at fair value as determined in good faith by or in accordance with procedures approved by, the Board of Trustees.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Funds are charged to the specific Fund. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (formerly, SEI Investments Mutual Funds Services or, the "Administrator") a wholly-owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (SIDCO), the "Distributor". Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the
Distributor received $2,125 from the Small Cap Value Fund and $609 from the Balanced Fund for the year ended October 31, 2002 through a reduction in the yield earned on those repurchase agreements.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------
4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services at an annual rate of:

                 .150% on the first $250 million in Fund assets .125% on the next $250 million in Fund assets
                 .100% on all Fund assets over $500 million

The Funds are subject to a minimum annual administration fee of $250,000, allocated by each Fund's daily net assets. There is also a minimum annual administration fee of $100,000 per additional Fund and $20,000 per additional class.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Funds.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Sterling Capital Management, LLC (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Small Cap Value Fund's daily average net assets and 0.75% of the Balanced Fund's daily average net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Funds' total operating expenses to a maximum of 1.25% and 1.11% of daily average net assets of the Small Cap Value and Balanced Funds, respectively. The Adviser at its sole discretion reserves the right to terminate this arrangement at any time.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2002 are as follows:

                                                  SMALL CAP        BALANCED
                                                 VALUE FUND         FUND
                                                 ----------        --------
     Purchases
       U.S. Government ......................   $         --     $28,551,115
       Other ................................    130,918,137      18,789,850
     Sales
       U.S. Government ......................             --      28,223,189
       Other ................................     38,494,748      25,644,184

7. FEDERAL TAX INFORMATION:

It is the Funds' intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2002:

                                                  UNDISTRIBUTED     ACCUMULATED
                                      PAID IN    NET INVESTMENT      REALIZED
                                      CAPITAL     INCOME (LOSS)     GAIN (LOSS)
                                      -------    --------------     -----------
     Small Cap Value Fund ......... $(120,983)        $141,440        $(20,457)
     Balanced Fund ................        --             (251)            251

These reclassifications had no impact on the net assets or net asset value of the Funds.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------
The tax character of dividends and distributions paid during the last two years were as follows:

                                       ORDINARY      LONG-TERM
                                        INCOME      CAPITAL GAIN       TOTAL
                                       --------     ------------       -----
     Small Cap Value Fund
        2002 ......................  $5,535,802      $1,906,123     $7,441,925
        2001 ......................   3,980,235       3,296,834      7,277,069
     Balanced Fund
        2002 ......................     927,152          91,961      1,019,113
        2001 ......................   1,104,839       1,013,798      2,118,637

As of October 31, 2002, the components of Distributable Earnings (Accumulated Losses) were as follows:

                                                   SMALL CAP         BALANCED
                                                  VALUE FUND           FUND
                                                  ----------        ----------
     Undistributed Ordinary Income ...........  $         --      $    12,557
     Undistributed Long-Term Capital Gain ....     1,560,590               --
     Capital Loss Carryforwards ..............            --         (112,455)
     Unrealized Depreciation .................   (36,806,480)      (4,073,912)
                                                ------------      -----------
     Total Distributable Earnings
       (Accumulated Losses) ..................  $(35,245,890)     $(4,173,810)
                                                ============      ===========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                         TOTAL CAPITAL
                                              EXPIRES   LOSS CARRYOVER
                                               2010        10/31/02
                                              -------   --------------
     Balanced Fund ........................  $112,455      $112,455

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2002
--------------------------------------------------------------------------------
For Federal income tax purposes, the cost of securities owned at October 31, 2002, and the net unrealized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The cumulative wash sales for the Funds for the year ended October 31, 2002 were $583,306 and $230,921 for the Small Cap Value and Balanced Funds, respectively. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2002, were as follows:

                                                                  NET UNREALIZED
                        FEDERAL      APPRECIATED    DEPRECIATED    APPRECIATION
                       TAX COST      SECURITIES     SECURITIES    (DEPRECIATION)
                       --------      -----------    -----------   --------------
  Small Cap Value
    Fund ........... $206,157,369    $6,803,502  $(43,609,982)    $(36,806,480)
  Balanced Fund ....   37,324,927     1,271,184    (5,345,096)      (4,073,912)


8. OTHER:

At June 31, 2002, 28% of total shares outstanding were held by two shareholders of the Small Cap Value Fund and 50% of total shares outstanding were held by one shareholder of the Balanced Fund, each owning 10% or greater of the aggregate total shares outstanding.

9. CHANGE IN INDEPENDENT AUDITOR (UNAUDITED):

In May 2002, Arthur Andersen LLP (Arthur Andersen) resigned as independent auditor for the Sterling Capital Funds. KPMG LLP (KPMG) was selected as the Funds' independent auditor. The Funds' selection of KPMG as its independent auditor was recommended by the Funds' audit committee and was approved by the Funds' Board of Trustees.

The report on the financial statements audited by Arthur Andersen for the year ended October 31, 2001 for the Funds did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its report in the financial statements of such year.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Sterling Capital Funds Small Cap Value and Balanced Funds of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Sterling Capital Funds Small Cap Value and Balanced Funds (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the period ended October 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 14, 2001. The financial highlights for the years or period through October 31, 2000, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 20, 2000.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Funds Small Cap Value and Balanced Funds of The Advisors' Inner Circle Fund as of October 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
KPMG LLP

Philadelphia, Pennsylvania
December 23, 2002

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                  TERM OF                                            IN THE ADVISORS'
                   POSITION(S)   OFFICE AND                                          INNER CIRCLE FUND
NAME, ADDRESS,(1)   HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY BOARD  OTHER DIRECTORSHIPS
      AGE          THE TRUST    TIME SERVED(2)      DURING PAST 5 YEARS                   MEMBER        HELD BY BOARD MEMBER(3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
JOHN T. COONEY      Trustee    (Since 1993)  Vice Chairman of Ameritrust Texas N.A.,          40     Trustee of The Arbor Funds,
75 yrs. old                                  1989-1992, and MTrust Corp., 1985-1989.                 The MDL Funds, and The
                                                                                                     Expedition Funds.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON Trustee    (Since 1993)  Pennsylvania State University, Senior Vice       40     Member and Treasurer, Board of
75 yrs. old                                  President, Treasurer (Emeritus); Financial              Trustees of Grove City College.
                                             and Investment Consultant, Professor of                 Trustee of The Arbor Funds,
                                             Transportation since 1984; Vice President-              The MDL Funds, and The
                                             Investments, Treasurer, Senior Vice President           Expedition Funds.
                                             (Emeritus), 1982-1984. Director,
                                             Pennsylvania Research Corp.
------------------------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS    Trustee    (Since 1993)  Private investor from 1987 to present. Vice      40     Trustee of The Arbor Funds,
73 yrs. old                                  President and Chief Financial officer, Western          The MDL Funds, and The
                                             Company of North America (petroleum ser-                Expedition Funds.
                                             vice company), 1980-1986. President of Gene
                                             Peters and Associates (import company),
                                             1978-1980. President and Chief Executive
                                             Officer of Jos. Schlitz Brewing Company
                                             before 1978.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY     Trustee    (Since 1994)  Partner, Dechert Price & Rhoads, September       40     Trustee of The Arbor Funds,
71 yrs. old                                  1987-December 1993.                                     The MDL Funds, The
                                                                                                     Expedition Funds, SEI Asset
                                                                                                     Allocation Trust, SEI Daily
                                                                                                     Income Trust, SEI Index
                                                                                                     Funds, SEI Institutional
                                                                                                     International Trust, SEI
                                                                                                     Institutional Investments
                                                                                                     Trust, SEI Institutional
                                                                                                     Managed Trust, SEI
                                                                                                     Insurance Products Trust,
                                                                                                     SEI Liquid Asset Trust and
                                                                                                     SEI Tax Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                                      28-29

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                    TERM OF                                      IN THE ADVISORS'
                     POSITION(S)   OFFICE AND                                    INNER CIRCLE FUND
NAME, ADDRESS,(1)      HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)          OVERSEEN BY BOARD  OTHER DIRECTORSHIPS
      AGE            THE TRUST    TIME SERVED(2) DURING PAST 5 YEARS                 MEMBER         HELD BY BOARD MEMBER(3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
GEORGE J. SULLIVAN, JR. Trustee   (Since 1999)  Chief Executive Officer, Newfound        40    Trustee, Navigator Securities
60 yrs. old                                     Consultants Inc. since April 1997.             Lending Trust, since 1995. Trustee
                                                General Partner, Teton Partners,               of The Fulcrum Trust. Trustee of
                                                L.P., June 1991-December 1996; Chief           The Arbor Funds, The MDL Funds, The
                                                Financial Officer, Nobel Partners, L.P.,       Expedition Funds, SEI Asset
                                                March 1991-December 1996; Treasurer            Allocation Trust, SEI Daily Income
                                                and Clerk, Peak Asset Management,              Trust,  SEI Index  Funds,   SEI
                                                Inc., since 1991.                              Institutional International
                                                                                               Trust, SEI Institutional
                                                                                               Investments Trust, SEI
                                                                                               Institutional Managed
                                                                                               Trust, SEI Insurance
                                                                                               Products Trust, SEI Liquid
                                                                                               Asset Trust and SEI Tax
                                                                                               Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER         Chairman  (Since 1991) Currently performs various services      40   Trustee of The Arbor Funds, Bishop
56 yrs. old            of the Board             on behalf of SEI Investments for              Street Funds, The Expedition Funds,
                        of Trustees             which Mr. Nesher is compensated.              The MDL Funds, SEI Asset Allocation
                                                Executive Vice President of SEI               Trust, SEI Daily Income Trust, SEI
                                                Investments, 1986-1994. Director and          Index Funds, SEI Institutional
                                                Executive Vice President of the               International Trust, SEI Institutional
                                                Administrator, and Distributor,               Investments Trust, SEI
                                                1981-1994.                                    Institutional Managed
                                                                                              Trust, SEI Insurance
                                                                                              Products Trust, SEI Liquid
                                                                                              Asset Trust and SEI Tax
                                                                                              Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN          Trustee  (Since 1992) Partner, Morgan, Lewis & Bockius LLP     40   Trustee of The Arbor Funds, The
1701 Market Street,                             (law firm), counsel to the Trust,             MDL Funds, The Expedition Funds,
Philadelphia, PA 19103                          SEI Investments, the Administrator            SEI Asset Allocation Trust, SEI Daily
62 yrs. old                                     and the Distributor. Director                 Income Trust, SEI Index Funds, SEI
                                                of SEI Investments since 1974; Secretary      Institutional International Trust, SEI
                                                of SEI Investments since 1978.                Institutional Investments
                                                                                              Trust, SEI Institutional
                                                                                              Managed Trust, SEI
                                                                                              Insurance Products Trust,
                                                                                              SEI Liquid Asset Trust and
                                                                                              SEI Tax Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------

1 Unless   otherwise  noted,  the  business  address  of  each  Trustee  is  SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships  of companies  required to report to the Securities and Exchange
  Commission  under  the  Securities   Exchange  Act  of  1934  (i.e.,   "public
  companies") or other investment companies registered under the 1940 Act.

                                      30-31

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                       TERM OF                                                IN THE ADVISORS'
                       POSITION(S)    OFFICE AND                                              INNER CIRCLE FUND
NAME, ADDRESS,(1)       HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S)              OVERSEEN BY BOARD  OTHER DIRECTORSHIPS
      AGE              THE TRUST     TIME SERVED           DURING PAST 5 YEARS                      MEMBER          HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES R. FOGGO         President      (Since 2000)    Vice President and Assistant Secretary           N/A               N/A
38 yrs. old                                           of SEI Investments since 1998; Vice
                                                      President and Assistant Secretary
                                                      of SEI Investments Global Funds
                                                      Services and SEI Investments
                                                      Distribution Co. since 1999;
                                                      Associate, Paul, Weiss, Rifkind,
                                                      Wharton & Garrison (law firm),
                                                      1998; Associate, Baker & McKenzie
                                                      (law firm), from 1995-1998.
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER SPRATLEY, CPA   Controller   (Since 2001)    Director, SEI Funds Accounting since             N/A               N/A
33 yrs. old              and Chief                    November 1999; Audit Manager, Ernst
                      Financial Officer               & Young LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
SHERRY K. VETTERLEIN   Vice President (Since 2001)    Vice President and Assistant Secretary of        N/A               N/A
40 yrs. old             and Secretary                 SEI Investments Global Funds Services and
                                                      SEI Investments Distribution Co.
                                                      since January 2001;
                                                      Shareholder/Partner, Buchanan
                                                      Ingersoll Professional
                                                      Corporation from 1992-2000.
------------------------------------------------------------------------------------------------------------------------------------
TODD B. CIPPERMAN     Vice President  (Since 1995)    Senior Vice President and General Counsel        N/A               N/A
36 yrs. old                  and                      of SEI Investments; Senior Vice President,
                    Assistant Secretary               General Counsel and Secretary of
                                                      SEI Investments Global Funds
                                                      Services and SEI Investments
                                                      Distribution Co. since 2000; Vice
                                                      President and Assistant Secretary
                                                      of SEI Investments, SEI Global
                                                      Funds Services and SEI
                                                      Investments Distribution Co. from
                                                      1999-2000; Associate, Dewey
                                                      Ballantine (law firm) from
                                                      1994-1995.
------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                      32-33

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                  TERM OF                                    IN THE ADVISORS'
                               POSITION(S)       OFFICE AND                                  INNER CIRCLE FUND
    NAME, ADDRESS,              HELD WITH         LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
        AGE(1)                  THE TRUST        TIME SERVED      DURING PAST 5 YEARS             OFFICER         HELD BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
LYDIA A. GAVALIS          Vice President and    (Since 1998)  Vice President and Assistant Secretary   N/A               N/A
38 yrs. old               Assistant Secretary                 of SEI Investments, SEI Investments
                                                              Global Funds Services and SEI
                                                              Investments Distribution Co.
                                                              since 1998; Assistant General
                                                              Counsel and Director of
                                                              Arbitration, Philadelphia Stock
                                                              Exchange from 1989-1998.
-----------------------------------------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO       Assistant Vice President (Since 2000)  Vice President and Assistant Secretary   N/A               N/A
34 yrs. old             and Assistant Secretary               of SEI Investments Global Funds Services
                                                              and SEI Investments Distribution Co.
                                                              since 1999; Associate, Dechert
                                                              (law firm) from 1997-1999;
                                                              Associate, Richter, Miller & Finn
                                                              (law firm) from 1994-1997.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI     Assistant Vice President (Since 2000)  Vice President and Assistant Secretary   N/A               N/A
34 yrs. old                  and Secretary                    of SEI Investments Global Funds Services
                                                              and SEI Investments Distribution Co.
                                                              since 2000; Vice President,
                                                              Merrill Lynch & Co. Asset
                                                              Management Group from 1998 -
                                                              2000; Associate at Pepper
                                                              Hamilton LLP from 1997-1998.
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTINE M. MCCULLOUGH   Vice President and    (Since 2000)  Vice President and Assistant Secretary   N/A               N/A
42 yrs. old               Assistant Secretary                 of SEI Investments Global Funds Services
                                                              and SEI Investments Distribution Co.
                                                              since 1999; Associate at White
                                                              and Williams LLP from 1991-1999.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH             Vice President and    (Since 2001)  Vice President and Assistant Secretary  N/A                N/A
31 yrs. old               Assistant Secretary                 of SEI Investments Global Funds Services
                                                              and SEI Investments Distribution Co.
                                                              since 2001; Associate at Howard
                                                              Rice Nemorvoski Canady Falk &
                                                              Rabkin from 1998-2001; Associate
                                                              at Seward & Kissel from
                                                              1996-1998.
-----------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                      34-35

                             NOTICE TO SHAREHOLDERS
                                       OF
                           THE STERLING CAPITAL FUNDS
                                   (UNAUDITED)
-------------------------------------------------------------------------------
For shareholders that do not have an October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2002, each Fund is designating the following items with regard to distributions paid during the year.

                LONG TERM     LONG LONG
               (20% RATE)     (18% RATE)     ORDINARY
              CAPITAL GAIN   CAPITAL GAIN      INCOME      TAX-EXEMPT    TOTAL        QUALIFYING
FUND          DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   INTEREST  DISTRIBUTIONS  DIVIDENDS (1)
----          -------------  -------------  -------------  ---------- -------------  -------------
Sterling Capital
   Small Cap
   Value Fund ...25.62%            --         74.38%          0.00%     100.00%         20.08%
Sterling Capital
   Balanced
   Fund ......... 6.74%          2.28%        90.98%          0.00%     100.00%         52.26%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

                                      NOTES

                                      TRUST
                         The Advisors' Inner Circle Fund

                             STERLING CAPITAL FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                        Sterling Capital Management, LLC
                              Two Morrocroft Centre
                           4064 Colony Road, Suite 300
                               Charlotte, NC 28211

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                              Washington, DC 20004

                              INDEPENDENT AUDITORS:
                                    KPMG LLP
                               1601 Market Street
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Funds described.

SCM-AR-001-0200